UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

enVVeno Medical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NVNO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2025, enVVeno Medical Corporation (the “Company”) completed its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 11,058,255 shares of the Company’s common stock were represented in person or by proxy out of the 20,216,176 shares outstanding and entitled to vote as of October 17, 2025, the record date for the Annual Meeting. This constituted 54.70% of the voting power of the Company’s stockholders. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.	The Company’s stockholders elected Matthew M. Jenusaitis and Robert A. Berman as Class II directors to serve on the Board of Directors of the Company, each to serve for a three-year term that expires as the 2028 annual meeting of stockholders or until his successor is duly elected and qualified or until their earlier death, incapacity, removal or resignation. The results of voting on the proposal are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Matthew M. Jenusaitis	3,468,484	1,796,053	-
Robert A. Berman	4,727,591	536,946	-

2.	The Company’s stockholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,194,141	1,962,414	107,982	5,793,718

3.	The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P. C. as the Company’s registered public accounting firm for the fiscal year ending December 31, 2025. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,859,815	136,140	62,300	-

4.	The Company’s stockholders voted against the adoption of the Company’s 2025 Equity Incentive Plan. As a result, the Company will not adopt the 2025 Equity Incentive Plan and the Company’s 2016 Omnibus Incentive Plan will remain in full force and effect. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,480,922	2,621,545	162,070	5,793,718

5.	The Company’s stockholders granted authority to the Company’s Board of Directors to effectuate a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-thirty-five, with such ratio to be determined at the sole discretion of the Board of Directors and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board of Directors in its sole discretion. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
7,312,499	1,575,554	123,250	-

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVVENO MEDICAL CORPORATION

Dated: December 12, 2025	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer